                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(a)

The following amendments were made to the Registrant's Declaration of Trust:

     1. Addition of two new funds on September 28, 2007.

     2. Termination of the Special Value Trust (merged into the Small Cap Value Trust) on September 28, 2007.

     3. Establishment and Designation of Additional Series of Shares of Beneficial Interest on December 14, 2007.

                               JOHN HANCOCK TRUST

                          ESTABLISHMENT AND DESIGNATION
              OF ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST
                           ($0.01 PAR VALUE PER SHARE)

     The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 4.1(a) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby establish and designate the following new Series of Shares (as defined in the Declaration of Trust), such Series of Shares to have the following special and relative rights:

1.   The new Series of Shares shall be designated:

     1. American Fundamental Holdings Trust
     2. American Global Diversification Trust

2. The new Series of Shares shall have the relative rights and preferences described in Section 4.2 of the Declaration of Trust, provided that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the Investment Company Act of 1940 or other applicable law.

     In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 28th of September, 2007.


/s/ Charles L. Bardelis                 /s/ James R. Boyle
-------------------------------------   ----------------------------------------
Charles L. Bardelis                     James R. Boyle


/s/ Peter S. Burgess                    /s/ Elizabeth Cook
-------------------------------------   ----------------------------------------
Peter S. Burgess                        Elizabeth Cook


/s/ Hassell H. McClellan                /s/ James M. Oates
-------------------------------------   ----------------------------------------
Hassell H. McClellan                    James M. Oates


/s/ F. David Rolwing
-------------------------------------   ----------------------------------------
F. David Rolwing

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                                 TERMINATION OF
                          SERIES OF JOHN HANCOCK TRUST

     The undersigned, constituting a majority of the Trustees of John Hancock Trust, a Massachusetts business trust (the "Trust"), acting pursuant to power conferred on the Trustees by the Agreement and Declaration of Trust of the Trust dated September 29, 1988, do hereby terminate and abolish the series of the Trust set forth below and the establishment and designation thereof.

Special Value Trust

     In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 28th of September, 2007.


/s/ Charles L. Bardelis                 /s/ James R. Boyle
-------------------------------------   ----------------------------------------
Charles L. Bardelis                     James R. Boyle


/s/ Peter S. Burgess                    /s/ Elizabeth Cook
-------------------------------------   ----------------------------------------
Peter S. Burgess                        Elizabeth Cook


/s/ Hassell H. McClellan                /s/ James M. Oates
-------------------------------------   ----------------------------------------
Hassell H. McClellan                    James M. Oates


/s/ F. David Rolwing
-------------------------------------
F. David Rolwing

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                          ESTABLISHMENT AND DESIGNATION
              OF ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST
                           ($0.01 PAR VALUE PER SHARE)

          The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 4.1(a) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby establish and designate the following new Series of Shares (as defined in the Declaration of Trust), such Series of Shares to have the following special and relative rights:

     1.   The new Series of Shares shall be designated:

          1.  Floating Rate Income Trust
          2.  Global Asset Allocation Trust
          3.  Lifecycle 2010 Portfolio
          4.  Lifecycle 2015 Portfolio
          5.  Lifecycle 2020 Portfolio
          6.  Lifecycle 2025 Portfolio
          7.  Lifecycle 2030 Portfolio
          8.  Lifecycle 2035 Portfolio
          9.  Lifecycle 2040 Portfolio
          10. Lifecycle 2045 Portfolio
          11. Lifecycle 2050 Portfolio
          12. Lifecycle Retirement Portfolio

     2. The new Series of Shares shall have the relative rights and preferences described in Section 4.2 of the Declaration of Trust, provided that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the Investment Company Act of 1940 or other applicable law.

          In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 14th of December, 2007.


/s/ Charles L. Bardelis                 /s/ James R. Boyle
-------------------------------------   ----------------------------------------
Charles L. Bardelis                     James R. Boyle


/s/ Peter S. Burgess                    /s/ Elizabeth Cook
-------------------------------------   ----------------------------------------
Peter S. Burgess                        Elizabeth Cook


/s/ Hassell H. McClellan                /s/ James M. Oates
-------------------------------------   ----------------------------------------
Hassell H. McClellan                    James M. Oates


/s/ F. David Rolwing
-------------------------------------
F. David Rolwing

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB ITEM 77Q1(C)

EXHIBIT 7C

For period ending 12/31/2007 file number 811-4146.

For funds over #99, list the name of each series and give a consecutive number to each series. This information is required each time the form is filed.

For the funds over #99, interested parties could refer to the most recent shareholder report for financial information.

SERIES  FUND NAME                                             IS THIS THE SERIES
                                                              LAST FILING NUMBER
                                                               SERIES NAME FOR
                                                                 THIS SERIES?
                                                                     (Y/N)
100     ACTIVE BOND TRUST                                              N
101     AMERICAN FUNDAMENTAL HOLDING TRUST                             N
102     AMERICAN GLOBAL DIVERSIFICATION TRUST                          N
103     AMERICAN GLOBAL GROWTH TRUST                                   N
104     AMERICAN GLOBAL SMALL CAP TRUST                                N
105     AMERICAN HIGH-INCOME BOND TRUS                                 N
106     AMERICAN ASSET ALLOCATION TRUST                                N
107     AMERICAN BOND FUND                                             N
108     AMERICAN NEW WORLD TRUST                                       N
109     BOND INDEX TRUST A                                             N
110     BOND INDEX TRUST B                                             N
111     EMERGING MARKETS VALUE TRUST                                   N
112     FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST                   N
113     GLOBAL REAL ESTATE TRUST                                       N
114     GROWTH AND INCOME TRUST                                        N
115     HIGH INCOME TRUST                                              N
116     INCOME TRUST                                                   N
117     INDEX ALLOCATION TRUST                                         N
118     INTERNATIONAL SMALL COMPANY TRUST                              N
119     MANAGED TRUST                                                  N
120     MID CAP INTERSECTION TRUST                                     N
121     MID CAP VALUE EQUITY TRUST                                     N
122     MID VALUE TRUST                                                N
123     MUTUAL SHARES TRUST                                            N
124     REAL ESTATE EQUITY TRUST                                       N
125     SHORT TERM BOND FUND                                           N
126     SM CAP INTRINSIC VALUE TRUST                                   N
127     SMALL CAP VALUE                                                N
128     SMALL COMPANY GROWTH TRUST                                     N
129     SPECTRUM INCOME TRUST                                          N
130     US MULTI SECTOR TRUST                                          N
131     VALUE & RESTRUCTURING TRUST                                    N
132     VISTA TRUST                                                    N

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)

                               Advisory Agreements

1. Amendment to Amended and Restated Advisory Agreement, dated September 28, 2007, relating to the American Fundamental Holdings Trust and the American Global Diversification Trust.

2. Advisory Agreement, dated December 14, 2007, relating to the addition New Funds.

                             Subadvisory Agreements

1. Amendment to Subadvisory Agreement dated September 28, 2007 between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited, relating to the American Fundamental Holdings Trust and the American Global Diversification Trust.

2. Amendment to Subadvisory Agreement dated September 28, 2007 between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC.

3. Amended and Restated Subadvisory Consulting Agreement dated December 14, 2007 between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited, relating to the Lifecycle Portfolios.

4. Amendment to Subadvisory Agreement dated December 14, 2007 between John Hancock Investment Management Services, LLC and Western Asset Management Company, relating to the Floating Rate Income Trust.

5. Amendment to Subadvisory Agreement dated December 14, 2007 between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP, relating to the Global Asset Allocation Trust.

6. Amendment to Subadvisory Agreement dated December 14, 2007 between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc., relating to the U.S. Global Leaders Growth Trust.

7. Amendment to Subadvisory Agreement dated December 14, 2007 between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP, relating to the Dynamic Growth Trust.

8. Subadvisory Agreement dated December 14, 2007 between Templeton Investment Counsel, LLC and Templeton Global Advisors Limited, relating to the International Value Trust.

                               JOHN HANCOCK TRUST

              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

     AMENDMENT (the "Amendment") made this 28th day of September, 2007, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, as amended, between John Hancock Trust, a Massachusetts business trust (the "Trust") and John Hancock Investment Management Services, LLC, a Delaware limited liability company ("JHIMS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A is revised to change the advisory fee for the following portfolios:

          American Fundamental Holdings Trust
          American Global Diversification Trust

          (the "Portfolios").

2.   EFFECTIVE DATE

          The Amendment shall become effective with respect to the Portfolios on the later of:

(i) the date of its execution and (ii) approval by the Board of Trustees of the Trust of the Amendment.

JOHN HANCOCK TRUST


By: /s/ Keith Hartstein
    ---------------------------------
    Keith Hartstein,
    President


JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By: /s/ Bruce Speca
    ---------------------------------
    Bruce Speca,
    Executive Vice President

                                   APPENDIX A

                       AMERICAN FUNDAMENTAL HOLDINGS TRUST
                      AMERICAN GLOBAL DIVERSIFICATION TRUST

     The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Adviser Fee").

     The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

     For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       FIRST $500 MILLION OF   EXCESS OVER $500 MILLION OF
PORTFOLIO              AGGREGATE NET ASSETS*      AGGREGATE NET ASSETS*
---------              ---------------------   ---------------------------
American Fundamental
Holdings Trust                 0.050%                     0.040%

* Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust and the American Global Diversification Trust, each a series of John Hancock Trust.

                       FIRST $500 MILLION OF   EXCESS OVER $500 MILLION OF
PORTFOLIO              AGGREGATE NET ASSETS*      AGGREGATE NET ASSETS*
---------              ---------------------   ---------------------------
American Global
Diversification
Trust                          0.050%                     0.040%

* Aggregate Net Assets include the net assets of the American Global Diversification Trust and the American Fundamental Holdings Trust, each a series of John Hancock Trust.

                               JOHN HANCOCK TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

     AMENDMENT (the "Amendment") made this ___ day of _______, 2007, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, as amended, between John Hancock Trust, a Massachusetts business trust (the "Trust") and John Hancock Investment Management Services, LLC, a Delaware limited liability company ("JHIMS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A is revised to add the advisory fee for the following portfolios

          Floating Rate Income Trust
          Global Asset Allocation Trust
          Lifecycle 2010 Portfolio
          Lifecycle 2015 Portfolio
          Lifecycle 2020 Portfolio
          Lifecycle 2025 Portfolio
          Lifecycle 2030 Portfolio
          Lifecycle 2035 Portfolio
          Lifecycle 2040 Portfolio
          Lifecycle 2045 Portfolio
          Lifecycle 2050 Portfolio
          Lifecycle Retirement Portfolio

          (the "Portfolios"):

2.   EFFECTIVE DATE

          The Amendment shall become effective with respect to the Portfolios on the later of:

(i) the date of its execution and (ii) approval by the Board of Trustees of the Trust of the Amendment.

John Hancock Trust


By:
    ---------------------------------


John Hancock Investment Management
Services, LLC


By:
    ---------------------------------

                                   APPENDIX A

                           Floating Rate Income Trust

                          Global Asset Allocation Trust

     The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Adviser Fee").

     The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

     For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                            ALL
                       AGGREGATE NET
PORTFOLIO                 ASSETS*
---------              -------------
Floating Rate Income       .700%

* Aggregate Net Assets include the net assets of the Floating Rate Bond Trust, a series of John Hancock Trust, and the Floating Rate Bond Fund, a series of John Hancock Funds II.

                                    FIRST       EXCESS OVER
                                $500 MILLION   $500 MILLION
                                OF AGGREGATE   OF AGGREGATE
TRUST                            NET ASSETS*    NET ASSETS*
-----                           ------------   ------------
Global Asset Allocation Trust      0.915%         0.865%

* Aggregate Net Assets include the net assets of the Global Asset Allocation Trust, a series of John Hancock Trust, and the Global Asset Allocation Fund, a series of John Hancock Funds II.

                              LIFECYCLE PORTFOLIOS

The Adviser shall serve as investment adviser for each Portfolio listed below.

          Lifecycle 2010 Portfolio
          Lifecycle 2015 Portfolio
          Lifecycle 2020 Portfolio
          Lifecycle 2025 Portfolio
          Lifecycle 2030 Portfolio
          Lifecycle 2035 Portfolio
          Lifecycle 2040 Portfolio
          Lifecycle 2045 Portfolio
          Lifecycle 2050 Portfolio
          Lifecycle Retirement Portfolio
          (collectively, the "Lifecycle Portfolio")

     The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Lifecycle Portfolio, a fee computed separately for each Lifecycle Portfolio as follows (the "Adviser Fee").

     The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds ("Affiliated Fund Assets") and (b) a fee on net assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifecycle Portfolios and all the Lifecycle Funds of John Hancock Funds II (as listed below) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Lifecycle Portfolio.

The Lifecycle Funds of John Hancock Funds II are as follows: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio, Lifecycle Retirement Portfolio (the "JHF II Lifecycle Funds").

     The Lifecycle Portfolios and JHF II Lifecycle Funds are collectively referred to as the "Lifecycle Trusts."

ADVISORY FEE ON AFFILIATED FUND ASSETS

                    AGGREGATE NET ASSETS OF LIFECYCLE TRUSTS

    FIRST       EXCESS OVER
$7.5 BILLION   $7.5 BILLION
------------   ------------
0.060%            0.050%

     (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifecycle Trusts determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Lifecycle Portfolio.

ADVISORY FEE ON OTHER ASSETS

AGGREGATE NET ASSETS OF LIFECYCLE TRUSTS

    FIRST       EXCESS OVER
$7.5 BILLION   $7.5 BILLION
------------   ------------
0.510%            0.500%

     With respect to each Lifecycle Portfolio, the term "Aggregate Net Assets of Lifecycle Trusts" in the schedules above include the net assets of the particular Lifecycle Portfolio. These terms also includes the net assets of each of the other Lifecycle Trusts, but in each case only for the period during which the subadviser for the particular Lifecycle Trust also serves as the subadviser for the other Lifecycle Trusts and only with respect to the net assets of such other Lifecycle Trusts that are managed by the subadviser.

     For purposes of determining Aggregate Net Assets of Lifecycle Trusts and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each Lifecycle Trust, the net assets of each Lifecycle Portfolio invested in Affiliated Funds and the net assets of each Lifecycle Portfolio invested in Other Assets are determined as of the close of business on the previous business day of the Trust.

     The fee on Affiliated Fund Assets for each Lifecycle Portfolio shall be based on the applicable annual Affiliated Funds fee rate for the Lifecycle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Lifecycle Trusts divided by (ii) Aggregate Net Assets of Lifecycle Trusts (the "Applicable Annual Affiliated Funds Fee Rate").

     The fee on Other Assets for each Lifecycle Portfolio shall be based on the applicable annual Other Assets fee rate for the Lifecycle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Lifecycle Trusts divided by (ii) Aggregate Net Assets of Lifecycle Trusts (the "Applicable Annual Other Assets Fee Rate").

     The fee on Affiliated Fund Assets for each Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Lifecycle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The fee on Other Assets for each Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Lifecycle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The daily Adviser Fee for each Lifecycle Portfolio shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

     If, with respect to any Lifecycle Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

     AMENDMENT made as of this 28th day of September, 2007 to the Subadvisory Agreement dated May 1, 2003, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and MFC Global Investment Management (U.S.A.) Limited, a Canadian corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the following portfolios:

          American Fundamental Holdings Trust
          American Global Diversification Trust

2.   EFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ---------------------------------


MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED


By:
    ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                     BETWEEN
                                                                $250 MILLION AND     EXCESS OVER
                                                                 $500 MILLION OF   $500 MILLION OF
                                        FIRST $250 MILLION OF     AGGREGATE NET     AGGREGATE NET
PORTFOLIO                               AGGREGATE NET ASSETS*        ASSETS*           ASSETS*
---------                               ---------------------   ----------------   ---------------
American Fundamental Holdings Trust
American Global Diversification Trust

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                      Other Portfolio(s)
------------------                      ------------------
American Fundamental Holdings Trust     American Global Diversification Trust
American Global Diversification Trust   American Fundamental Holdings Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST
                              SUBADVISORY AGREEMENT

     AGREEMENT made this 28th day of September, 2007, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Marsico Capital Management, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of, the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolio(s) in accordance with the Portfolio(s)' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolio(s), the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio(s) or are under consideration for inclusion in the Portfolio(s);

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance to the Adviser and the Trust's Custodian regarding the fair value of securities held by the Portfolio(s) for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish all necessary investment and management facilities, including personnel and equipment and salaries of personnel required for it to execute its subadvisory duties faithfully.

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and communicated to the Subadviser and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions or more efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

g. The Subadviser shall vote all proxies received in connection with securities held by the Portfolios in accordance with Subadviser's proxy voting policy.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors. Subadviser does not warrant that it will achieve any particular rate of return or that its performance will match any benchmark index or other standard or objective.

5.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

6.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

7.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, provided however, that although the Subadviser shall not have any responsibility for giving notice of any action on any claims that the Adviser or the Trust may be entitled to assert in securities class action lawsuits or other legal actions relating to any securities held in the Portfolio(s), the Subadviser will use its best efforts to forward any notice it receives regarding any such action promptly to the Adviser or the custodian of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

8.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for a Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

9.   CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.   other subadvisers to a Portfolio

2.   other subadvisers to a Trust portfolio

3.   other subadvisers to a portfolio under common control with the Portfolio

10.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is agreed to by both parties, is in writing, and is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

12.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The Subadviser agrees to treat the Portfolios' holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings" to be communicated to the Subadviser, as such policy may be amended from time to time, and to seek to prohibit its employees from trading on any such confidential information. The Subadviser will similarly treat the Portfolios' holdings as confidential information in accordance with its own policies and procedures, as provided to the Adviser. Subadviser will be permitted to make any disclosures of such holdings information as is necessary in the ordinary course of business for it to perform services under this Subadvisory Agreement (such as disclosure to broker-dealers or custodians) provided the Subadviser has reasonable assurances that such party will treat such portfolio holdings as confidential information.

18.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of a regulatory examination that materially impacts the Subadviser as it relates to the Portfolio and documentation describing any material adverse findings resulting from any regulatory examination of the Subadviser or formal review of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit reasonable testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management
Services, LLC


by:
    ---------------------------------


                                        Marsico Capital Management, LLC


                                        by:
                                            ------------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of John Hancock Trust (the "Trust") listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                      BETWEEN
                                                                  $750 MILLION AND          EXCESS OVER
                                       FIRST $750 MILLION OF      $1.5 BILLION OF         $1.5 BILLION OF
PORTFOLIO                              AGGREGATE NET ASSETS*   AGGREGATE NET ASSETS*   AGGREGATE NET ASSETS*
---------                              ---------------------   ---------------------   ---------------------
International Opportunities Trust ..

* The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund or trust.

This Appendix A is deemed to amend the fee schedules for the other portfolios to the extent that it is inconsistent with such schedules.

Trust Portfolio(s)                   Other Portfolio(s)
------------------                   ------------------
International Opportunities Trust -- International Opportunities Fund, a series of
                                     John Hancock Funds II

     The Subadviser Fee for each Portfolio shall be accrued for each calendar day by the Custodian, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily Subadviser Fee accruals shall be based in part on the applicable annual fee rate for the Portfolio/s ("Applicable Annual Fee Rate"), which may vary from day to day depending on the amount of Aggregate Net Assets. The Applicable Annual Fee Rate on a given day is a blended rate that is calculated by (i) multiplying each rate in the table above by the relevant portion of the Aggregate Net Assets; (ii) adding together the resulting amounts; and (iii) dividing the sum of those amounts by the Aggregate Net Assets. The daily fee accruals will be computed by the Custodian by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, the applicable Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month, from the beginning of such month to the date of termination, or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                                  AMENDMENT TO

                               John Hancock Trust

              AMENDED AND RESTATED SUBADVISORY CONSULTING AGREEMENT

                         DEUTSCHE ASSET MANAGEMENT, INC.

AMENDMENT made as of this 14th day of December, 2007, to the Amended and Restated Subadvisory Consulting Agreement dated April 30, 2004 (the "Agreement") among John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), MFC Global Investment Management (U.S.A.) Limited, a Canadian Corporation (the "Subadviser") and Deutsche Asset Management, Inc., a Delaware corporation (the "Deutsche"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

Appendix A of the Agreement, "Compensation of Deutsche," is hereby amended to add the subadvisory consulting fee for the following Portfolios:

          Lifecycle 2010 Trust
          Lifecycle 2015 Trust
          Lifecycle 2020 Trust
          Lifecycle 2025 Trust
          Lifecycle 2030 Trust
          Lifecycle 2035 Trust
          Lifecycle 2040 Trust
          Lifecycle 2045 Trust
          Lifecycle 2050 Trust
          Lifecycle Retirement Trust

2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust (the "Trust") and (ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management
Services, LLC


By:
    ---------------------------------
Name: Bruce Speca
Title: Executive Vice President


MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED


By:
    ---------------------------------
Name:
Title:


DEUTSCHE ASSET MANAGEMENT, INC.


By:
    ---------------------------------
Name:
Title:

                                   APPENDIX A

     The Deutsche shall serve as a subadviser consultant for each Portfolio of the Trust listed below. The Subadviser will pay the Deutsche, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Consulting Fee"):

                                               BETWEEN
                                            $1.5 BILLION
                                 FIRST           AND        EXCESS OVER
                             $1.5 BILLION   $7.5 BILLION   $7.5 BILLION
                             OF AGGREGATE   OF AGGREGATE   OF AGGREGATE
PORTFOLIO                     NET ASSETS*    NET ASSETS*    NET ASSETS*
---------                    ------------   ------------   ------------
Lifecycle 2010 Trust
Lifecycle 2015 Trust
Lifecycle 2020 Trust
Lifecycle 2030 Trust
Lifecycle 2035 Trust
Lifecycle 2040 Trust
Lifecycle 2045 Trust
Lifecycle 2050 Trust
Lifecycle Retirement Trust

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Deutsche also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Consulting Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Lifecycle 2010 Trust         Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Portfolio

                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

Lifecycle 2015 Trust         Lifecycle 2010 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

Lifecycle 2020 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

Lifecycle 2025 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust

                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

Lifecycle 2030 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

Lifecycle 2035 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

Lifecycle 2040 Trust         Lifecycle 2010 Trust

                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

Lifecycle 2045 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

Lifecycle 2050 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle Retirement Trust

                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

Lifecycle Retirement Trust   Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Each a series of John Hancock Trust
                             JHFII Lifecycle Funds

* The JHF II Lifecycle Funds are as follows: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio, Lifecycle Retirement Portfolio.

The Subadviser Consulting Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Consulting Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Deutsche with such information as Deutsche may reasonably request supporting the calculation of the fees paid to it hereunder.

Fees shall be paid either by wire transfer or check, as directed by Deutsche. If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST

                       AMENDMENT TO SUBADVISORY AGREEMENT

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

     AMENDMENT made as of this 14th day of December, 2007 to the Subadvisory Agreement dated May 1, 2003, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and MFC Global Investment Management (U.S.A.) Limited, a Canadian corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the following portfolios (the "Portfolios"):

     Lifecycle 2010 Trust
     Lifecycle 2015 Trust
     Lifecycle 2020 Trust
     Lifecycle 2025 Trust
     Lifecycle 2030 Trust
     Lifecycle 2035 Trust
     Lifecycle 2040 Trust
     Lifecycle 2045 Trust
     Lifecycle 2050 Trust
     Lifecycle Retirement Trust

2.   EFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        By:
                                            ------------------------------------
                                        Name: Bruce Speca
                                        Title: Executive Vice President


                                        MFC GLOBAL INVESTMENT MANAGEMENT
                                        (U.S.A.) LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolios of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for each Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                 BETWEEN
                                 FIRST        $1.5 BILLION      EXCESS OVER
                             $1.5 BILLION   AND $7.5 BILLION   $7.5 BILLION
                             OF AGGREGATE     OF AGGREGATE     OF AGGREGATE
TRUST                         NET ASSETS*      NET ASSETS*      NET ASSETS*
-----                        ------------   ----------------   ------------
Lifecycle 2010 Trust
Lifecycle 2015 Trust
Lifecycle 2020 Trust
Lifecycle 2025 Trust
Lifecycle 2030 Trust
Lifecycle 2035 Trust
Lifecycle 2040 Trust
Lifecycle 2045 Trust
Lifecycle 2050 Trust
Lifecycle Retirement Trust

* The term Aggregate Net Assets includes the net assets of the Portfolio of the Trust. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous day of that fund.

TRUST PORTFOLIO(S)           OTHER PORTFOLIO(S)
------------------           ------------------
Lifecycle 2010 Trust         Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust

                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

Lifecycle 2015 Trust         Lifecycle 2010 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

Lifecycle 2020 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

Lifecycle 2025 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust

                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

Lifecycle 2030 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

Lifecycle 2035 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

Lifecycle 2040 Trust         Lifecycle 2010 Trust

                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

Lifecycle 2045 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2050 Trust
                             Lifecycle Retirement Trust
                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

Lifecycle 2050 Trust         Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle Retirement Trust

                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

Lifecycle Retirement Trust   Lifecycle 2010 Trust
                             Lifecycle 2015 Trust
                             Lifecycle 2020 Trust
                             Lifecycle 2025 Trust
                             Lifecycle 2030 Trust
                             Lifecycle 2035 Trust
                             Lifecycle 2040 Trust
                             Lifecycle 2045 Trust
                             Lifecycle 2050 Trust
                             Each a series of John Hancock Trust
                             JHF II Lifecycle Funds*

* The JHF II Lifecycle Funds are as follows: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio, Lifecycle Retirement Portfolio.

     The Subadviser Fee for the Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of the Aggregate Net Assets divided by (ii) the Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST

                       AMENDMENT TO SUBADVISORY AGREEMENT

                        WESTERN ASSET MANAGEMENT COMPANY

     AMENDMENT made as of this 14th day of December, 2007 to the Subadvisory Agreement dated April 28, 2006, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Western Asset Management Company, a California corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the following portfolio:

     Floating Rate Income Trust

2.   EFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        WESTERN ASSET MANAGEMENT COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                              AGGREGATE
PORTFOLIO                    NET ASSETS*
---------                    -----------
Floating Rate Income Trust

* The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)            Other Portfolio(s)
------------------            ------------------
Floating Rate Income Trust -- Floating Rate Income Fund, a series of
                              John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST

                       AMENDMENT TO SUBADVISORY AGREEMENT

                       WELLINGTON MANAGEMENT COMPANY, LLP

     AMENDMENT made as of this 14th day of December, 2007 to the Subadvisory Agreement dated October 17, 2005 as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the Global Asset Allocation Trust.

2.   EFFECTIVE DATE

     This Amendment shall become effective with respect to the Global Asset Allocation Trust on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and (ii) execution of the Amendment.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        WELLINGTON MANAGEMENT COMPANY LLP


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   APPENDIX A

The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                    FIRST       EXCESS OVER
                                $500 MILLION   $500 MILLION
                                OF AGGREGATE   OF AGGREGATE
TRUST                            NET ASSETS*    NET ASSETS*
-----                           ------------   ------------
Global Asset Allocation Trust

* The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)               Other Portfolio(s)
------------------               ------------------
Global Asset Allocation Trust -- Global Asset Allocation Fund, a series of
                                 John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT

                         T. ROWE PRICE ASSOCIATES, INC.

     AMENDMENT made as of this 14th day of December, 2007 to the Subadvisory Agreement dated January 28, 1999, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement, "Compensation of Subadviser," is hereby amended to add the following portfolio:

     U.S. Global Leaders Growth Trust

2.   SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

2.   EFECTIVE DATE

     This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Trust, (ii) the date of its execution and (iii) immediately after the effective time of the resignation of the existing subadviser to the U.S. Global Leaders Growth Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ---------------------------------


T. ROWE PRICE ASSOCIATES, INC.


By:
    ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as co-subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

     Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                      FIRST        EXCESS OVER
                                   $500 MILLION   $500 MILLION
                                   OF AGGREGATE   OF AGGREGATE
PORTFOLIO                           NET ASSETS*    NET ASSETS*
---------                          ------------   ------------
U.S. Global Leaders Growth Trust

* The term Aggregate Net Assets for a given day includes the net assets of the Portfolio managed by the Subadviser. It also includes the net assets of one or more other portfolios of the Trust or other portfolios managed by the Subadviser as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser or co-subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each other portfolio are determined as of the close of business on the previous business day of that other portfolio.

Trust Portfolio(s)                  Other Portfolio(s)
------------------                  ------------------
U.S. Global Leaders Growth Trust -- U.S. Global Leaders Growth Fund, a series of
                                    John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio that are managed by the Subadviser. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT

                       WELLINGTON MANAGEMENT COMPANY, LLP

     AMENDMENT made as of this 14th day of December, 2007 to the Subadvisory Agreement dated January 29, 1999 as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the Dynamic Growth Trust.

2.   EFFECTIVE DATE

     This Amendment shall become effective with respect to the Dynamic Growth Trust on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust, (ii) execution of the Amendment and (iii) immediately after the effective time of the termination of the existing subadviser to the Dynamic Growth Trust.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        By:
                                            ------------------------------------


                                        WELLINGTON MANAGEMENT COMPANY, LLP


                                        By:
                                            ------------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                          BETWEEN         BETWEEN
                                       $250 MILLION    $500 MILLION
                            FIRST           AND             AND          EXCESS OVER
                        $250 MILLION   $500 MILLION     $1 BILLION      $1 BILLION OF
                        OF AGGREGATE   OF AGGREGATE   OF AGAGGREGATE   OF AGAGGREGATE
PORTFOLIO                NET ASSETS     NET ASSETS       NET ASSETS      NET ASSETS
---------               ------------   ------------   --------------   --------------
Dynamic Growth (1)...

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Dynamic Growth Trust, a series of the Trust, and the Dynamic Growth Fund, a series of John Hancock Funds II, are included.

* The term Aggregate Net Assets includes the net assets of the Portfolio of the Trust. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)      Other Portfolio(s)
------------------      ------------------
Dynamic Growth Trust -- Dynamic Growth Fund, a series of John Hancock Funds II

     The Subadviser Fee for the Portfolio shall be equal to (i) the total fee determined by applying the annual percentage rates in the table above to the Aggregate Net Assets times (ii) the net assets for such Portfolio, divided by
(iii) the Aggregate Net Assets (the "Applicable Annual Fee"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              SUBADVISORY AGREEMENT

                 JOHN HANCOCK TRUST - INTERNATIONAL VALUE TRUST

     This SUBADVISORY AGREEMENT made as of December 14, 2007 (this "Agreement") by and between TEMPLETON INVESTMENT COUNSEL, LLC, a Delaware limited liability company ("TIC") and TEMPLETON GLOBAL ADVISORS LIMITED ("TGAL"), a Bahamian corporation located in Nassau.

                                   WITNESSETH

     WHEREAS, TIC and TGAL are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and are engaged in the business of supplying investment management services, each as an independent contractor; and

     WHEREAS, TIC and TGAL are affiliates and are under common control and management; and

     WHEREAS, TIC, pursuant to a Subadvisory Agreement with JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC (formerly, Manufacturer's Securities Services, LLC) (the "Client") dated the 1st day of February, 1999 and amended as of the 29th day of April, 2005 (the "Investment Subadvisory Agreement"), has been retained to render investment advisory services with respect to certain assets of the International Value Trust, which is a separate series of John Hancock Trust (the "Account"); and

     WHEREAS, E. Tucker Scott, a portfolio manager for the Account, has relocated to Nassau, Bahamas and is employed by TGAL, and TIC wishes to enter into this agreement with TGAL to enable Mr. Scott to continue to perform his responsibilities as a portfolio manager of the Account during his employment with TGAL; and

     WHEREAS, E. Tucker Scott continues to serve as an officer of TIC, but performs investment advisory services as an employee of TGAL.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. TIC hereby retains TGAL, and TGAL hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Account, as more fully set forth herein.

          (a) Subject to the overall policies, control, direction and review of the Client and to the instructions and supervision of TIC, TGAL agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Account. TIC will continue to have full responsibility for all investment advisory services provided to the Account. TIC acknowledges that the only services that TGAL will provide under this agreement are the portfolio management services of E. Tucker Scott while he remains employed by TGAL.

          (b) Both TGAL and TIC may place all purchase and sale orders on behalf of the Account. The placement of these orders will take place in the State of Florida or in Nassau.

          (c) Unless otherwise instructed by TIC or the Client, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by TIC or by the Client, TGAL shall report daily all transactions effected by TGAL on behalf of the Account to TIC and to other entities as reasonably directed by TIC or the Client.

          (d) For the term of this Agreement, TGAL shall provide TIC with a report of its activities hereunder on behalf of the Account and its proposed strategy as TIC may reasonably request from time to time, all in such form and detail as requested by TIC. E. Tucker Scott shall also be available to respond to inquiries from TIC or the Client as either may reasonably request.

          (e) In performing its services under this Agreement, TGAL shall adhere to the Account's investment guidelines (as described in the Investment Subadvisory Agreement and the disclosure documents of the Account), as may be amended from time to time, and shall comply with the provisions of the Advisers Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder in all material respects.

          (f) In carrying out its duties hereunder, TGAL shall comply with all reasonable instructions of the Account or TIC in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by TIC, the Client or by any other person authorized by the Client, provided a certification of such authorization has been supplied to TGAL.

     2. In performing the services described above, TGAL shall use its best efforts to obtain for the Account the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Client, TGAL may, to the extent authorized by law and in accordance with the terms of the Investment Subadvisory Agreement, cause the Account to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker. To the extent authorized by applicable law, TGAL shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

     3. (a) TIC shall pay to TGAL a fee equal to 60% of the advisory fee paid to TIC under the Investment Subadvisory Agreement, which fee shall be payable in the U.S. dollars, on the first business day of each calendar quarter as compensation for the services to be rendered and obligations assumed by TGAL during the preceding quarter. The advisory fee under this Agreement shall be payable on the first business day of the first calendar quarter following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TIC relating to the previous quarter.

          (b) If this Agreement is terminated prior to the end of any calendar quarter, the quarterly fee shall be prorated for the portion of any quarter in which this Agreement is in effect which is not a complete quarter according to the proportion which the number of calendar days in the quarter during which the Agreement is in effect bears to the total number of calendar days in the quarter, and shall be payable within 10 days after the date of termination.

     4. It is understood that the services provided by TGAL are not to be deemed exclusive. TIC acknowledges that TGAL may have investment responsibilities, render investment advice, or perform other investment advisory services to other investment clients, which may invest in the same type of securities as the Account (collectively, "TGAL Advisory Clients"). TIC agrees that TGAL may give advice or exercise investment responsibility and take such other action with respect to such TGAL Advisory Clients that may differ from advice given or the timing or nature of action taken with respect to the Account. In providing services, TGAL may use information furnished by others to TIC and TGAL in providing services to other TGAL Advisory Clients.

     5. TGAL agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

     6. During the term of this Agreement, TGAL will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Account. The Account and TIC will be responsible for all of their respective expenses and liabilities.

     7. TGAL shall, unless otherwise expressly provided and authorized, have no authority to act for or represent TIC, the Client or the Account in any way, or in any way be deemed an agent for TIC, the Client or the Account.

     8. TGAL will treat confidentially and as proprietary information of the Client and the Account all records and other information relative to the Account, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by TIC, which approval shall not be unreasonably withheld and may not be withheld, where TGAL may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Client or the Account.

     9. This Agreement shall continue in effect until E. Tucker Scott ceases to be employed by TGAL, for whatever reason.

     10. (a) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by TIC or TGAL upon not less than sixty (60) days' written notice to the other party.

          (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Advisers Act, and in the event of any act or event that terminates the Investment Management Agreement.

     11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of TGAL, neither TGAL nor any of its directors, officers, employees or affiliates shall be subject to liability to TIC for any error of judgement or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Account.

          (b) Notwithstanding paragraph 11(a), to the extent that TIC is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Client or the Account (a "liability"), for any acts undertaken by TGAL pursuant to authority delegated as described in Paragraph 11(a), TGAL shall indemnify TIC and each of its affiliates, officers, directors and employees (each an "Indemnified Party") harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by an Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Indemnified Party, in connection with such liability.

     12. In compliance with the requirements of the Advisers Act, TGAL hereby agrees that all records which it maintains for the Account are the property of the Client or the Account and further agrees to surrender promptly to TIC or the Client, or to any third party at either's direction, any of such records upon the TIC's request. TGAL further agrees to preserve for periods prescribed by the Advisers Act the records required to be maintained under the Advisers Act.

     13. Upon termination of TGAL's engagement under this Agreement or at the Client's direction, TGAL shall forthwith deliver to TIC, the Client, or to any third party at TIC's direction, all records, documents and books of accounts which are in the possession or control of TGAL and relate directly and exclusively to the performance by TGAL of its obligations under this Agreement; provided, however, that TGAL shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case TGAL shall provide TIC, the Client, or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

     Termination of this Agreement or of TGAL's engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

     14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions that in their economic effect come as closely as legally possible to such invalid provisions.

     15. Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

     to TGAL:   Box N-7759 Lyford Cay
                Nassau, Bahamas
                Facsimile: 242-362-4308

     to TIC:    500 East Broward Boulevard
                Suite 2100
                Fort Lauderdale, Florida 33394
                Facsimile: 954-527-7329

     16. This Agreement shall be interpreted in accordance with and governed by the laws of the State of Florida.

     17. Notwithstanding any other provision of this Agreement, the rights and duties of TGAL shall in all cases be subject to the provisions of the Investment Subadvisory Agreement and, in the event of any conflict between the provisions of this Agreement and the provisions of the Investment Subadvisory Agreement, the provisions of the Investment Subadvisory Agreement shall prevail.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

                                        TEMPLETON GLOBAL ADVISORS LIMITED


                                        By: /s/ Gregory E. McGowan
                                            ------------------------------------
                                            Gregory E. McGowan
                                            Executive Vice President and
                                            Secretary


                                        TEMPLETON INVESTMENT COUNSEL, LLC


                                        By: /s/ Gary P. Motyl
                                            ------------------------------------
                                            Gary P. Motyl
                                            President

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(g)

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this 29th day of June, 2007, by John Hancock Trust ("JHT"), a Massachusetts business trust, on behalf of the Special Value Trust (the "Acquired Fund") and the Small Cap Value Trust (the "Acquiring Fund"), each of which is a separate series or fund of JHT, and, for purposes of Section 9 of the Plan only, by John Hancock Investment Management Services, LLC, the investment adviser to JHT.

     WHEREAS, JHT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for Series I, Series II and NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares (the "Reorganization"); and

     WHEREAS, the Board of Trustees of JHT has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such Fund, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Funds ("contract owners"), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, JHT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, hereto agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     (a) Plan of Reorganization.

     (i) JHT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, JHT on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV shares of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II and NAV shares of capital stock (if any), par value $.01 per share, of the Acquired Fund ("Acquired Fund Shares") held in the treasury of JHT at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

     (ii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund shareholders") as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II and NAV shares of the Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     (iii) As soon as practicable after the Effective Time of the Reorganization, JHT shall take all the necessary steps under Massachusetts law, JHT's Agreement and Declaration of Trust (the "Declaration of Trust") and any other applicable law to effect a complete dissolution of the Acquired Fund.

     (b) Exchange Date and Effective Time of the Reorganization.

     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of
(A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered, (B) November 9, 2007 and (C) such later day as JHT may determine.

     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     (iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

     (c) Valuation.

     (i) The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in JHT's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in JHT's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

     (ii) The number of Series I, Series II and NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund's assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares of the Acquiring Fund, both as determined in accordance with Section 1(c)(i).

     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2. REPRESENTATIONS AND WARRANTIES OF JHT ON BEHALF OF THE ACQUIRING FUND

     JHT on behalf of the Acquiring Fund represents and warrants as follows:

     (a) Organization, Existence, etc. JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. JHT is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of JHT dated May 1, 2007, as supplemented, and the current statement of additional information of JHT dated May 1, 2007, as supplemented, and as each may be further supplemented or amended, included in JHT's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT's prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of JHT for the fiscal year ended December 31, 2006, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquiring Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

     (f) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in JHT's prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund).

     (g) Authority Relative to this Plan. JHT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT's Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (h) Liabilities. There are no liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in JHT's Financial Statements with respect to the Acquiring Fund and liabilities incurred in the ordinary course of business subsequent to December 31, 2006 or otherwise previously disclosed to JHT with respect to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

     (i) No Material Adverse Change. Since December 31, 2006, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect JHT or the Acquiring Fund's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against JHT or the Acquiring Fund and, to the knowledge of JHT, there are no regulatory investigations of JHT or the Acquiring Fund, pending or threatened, other than routine inspections and audits.

     (k) Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHT is subject.

     (l) Taxes. All federal and other income tax returns of JHT with respect to the Acquiring Fund required to be filed by JHT with respect to the Acquiring Fund have been filed for all taxable years to and including December 31, 2006, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by JHT with respect to the Acquiring Fund have been paid so far as due. JHT and the Acquiring Fund currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg.
Section 1.817-5, as if those provisions applied directly to that Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

     (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by JHT of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF JHT ON BEHALF OF THE ACQUIRED FUND

     JHT on behalf of the Acquired Fund represents and warrants as follows:

     (a) Organization, Existence, etc. JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. JHT is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of JHT dated May 1, 2007, as supplemented, and the current statement of additional information of JHT dated May 1, 2007, as supplemented, and as each may be further supplemented or amended, included in JHT's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT's prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHT). All of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of JHT for the fiscal year ended December 31, 2006, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquired Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

     (f) Authority Relative to this Plan. JHT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT's Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (g) Liabilities. There are no liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in JHT's Financial Statements with respect to the Acquired Fund and liabilities incurred in the ordinary course of business subsequent to December 31, 2006 or otherwise previously disclosed to JHT with respect to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

     (h) No Material Adverse Change. Since December 31, 2006, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect JHT or the Acquired Fund's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against JHT or the Acquired Fund and, to the knowledge of JHT, there are no regulatory investigations of JHT or the Acquired Fund, pending or threatened, other than routine inspections and audits.

     (j) Contracts. JHT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to JHT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

     (k) Taxes. All federal and other income tax returns of JHT with respect to the Acquired Fund required to be filed by JHT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2006, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by JHT with respect to the Acquired Fund have been paid so far as due. JHT and the Acquired Fund currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

     (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by JHT of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF JHT ON BEHALF OF THE ACQUIRING FUND

     JHT on behalf of the Acquiring Fund covenants to the following:

     (a) Registration Statement. On behalf of the Acquiring Fund, JHT shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by JHT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Cooperation in Effecting Reorganization. JHT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

     (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, JHT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF JHT ON BEHALF OF THE ACQUIRED FUND

     JHT on behalf of the Acquired Fund covenants to the following:

     (a) Meeting of the Acquired Fund's Shareholders. JHT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

     (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on JHT's books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide JHT, for the benefit of the Acquiring Fund, with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHT, on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHT will prepare and deliver, on the

Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the "Schedule"). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

     (c) Registration Statement. In connection with the preparation of the Registration Statement, JHT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by JHT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this
Section 5(c).

     (d) Cooperation in Effecting Reorganization. JHT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

     (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, JHT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, JHT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF JHT ON BEHALF OF THE ACQUIRED FUND

The obligations of JHT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Fund's Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter ("Acquired Shareholder Approval").

     (b) Covenants, Warranties and Representations. With respect to the Acquiring Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2006.

     (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

     (d) Tax Opinion. JHT shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHT, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to the Acquired Fund and the Acquiring Fund (the "Tax Opinion'). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of JHT will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to the Acquired and Acquiring Funds; (2) no gain or loss will be recognized by the Acquired or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period of those assets of the Acquired Fund immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF JHT ON BEHALF OF THE ACQUIRING FUND

     The obligations of JHT on behalf of each Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Fund's Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

     (b) Covenants, Warranties and Representations. With respect to the Acquired Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2006.

     (c) Portfolio Securities. All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by John Hancock Investment Management Services, LLC (or, at its discretion, by the subadviser for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

     (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

     (e) Distribution of Income and Gains. JHT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

     (f) Tax Opinion. JHT shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. JHT may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made which substantially changes the terms hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, JHT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Fund or Funds contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or Funds contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination. This Plan may be terminated by JHT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees or the officers of JHT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds or for any other reason.

     (d) Unless JHT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on December 31, 2007 if the Effective Time of the Reorganization is not on or prior to such date.

     (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

     The expenses of the Reorganization will be borne by the Acquired and Acquiring Funds and will be allocated between the Funds on the basis of their relative net assets as of May 31, 2007. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by John Hancock Investment Management Services, LLC. Such expenses include, without limitation,
(i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Funds, the Acquiring Funds and JHT notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of JHT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name "John Hancock Trust" is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with JHT must look solely to JHT's property for the enforcement of any claims against JHT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHT. No Fund of JHT shall be liable for claims against any other Fund of JHT.

     IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                        JOHN HANCOCK TRUST
                                        on behalf of the Acquired Fund


                                        BY:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        JOHN HANCOCK TRUST
                                        on behalf of the Acquiring Fund


                                        BY:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        For purposes of Section 9 of this
                                        Agreement only:

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        BY:
                                            ------------------------------------
                                        Name:
                                        Title: